Exhibit 10.11.4
EXECUTION

AMENDMENT NO. 2
TO MASTER REPURCHASE AGREEMENT
Amendment No. 2 to Master Repurchase Agreement, dated as of May 30, 2018 (this “Amendment”), among BARCLAYS BANK PLC, as purchaser and agent (the “Purchaser”), REVERSE MORTGAGE SOLUTIONS, INC., as seller (the “Seller”), and DITECH HOLDING CORPORATION, as guarantor (the “Guarantor”).
RECITALS
The Purchaser and the Seller are parties to that certain (a) Master Repurchase Agreement, dated as of April 23, 2018 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement dated as of May 15, 2018, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Side Letter, dated as of April 23, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of April 23, 2018, by the Guarantor in favor of the Purchaser. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement, and if not defined therein, shall have the meanings given to them in the Guaranty.
The Buyer, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Buyer, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.    Amendment of Existing Repurchase Agreement.
(a)    Section 14(g)(i)(A)(2) of the Existing Repurchase Agreement is hereby amended by inserting the text “(or, with respect to the first fiscal quarter for fiscal year 2018, seventy three (73))” immediately after the phrase “but in any event within forty-five (45)”.
(b)    Section 14(g)(i)(A)(3) of the Existing Repurchase Agreement is hereby amended by inserting the text “(or, with respect to fiscal period ending April 2018, sixty (60))” immediately after the phrase “but in any event within forty-five (45)”.
(c)    Section 10(b)(ii) of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
“(ii) No Default or Event of Default shall have occurred and be continuing. For the avoidance of doubt, RMS’s or Guarantor’s failure to deliver, as applicable, financial

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Amendment No. 2 to MRA

statements for the fiscal period ending (i) March 31, 2018 by no later than seventy three (73) calendar days after the end of such fiscal period and (ii) April 30, 2018 by no later than sixty (60) calendar days after the end of such fiscal period shall, in each case, not constitute a Default hereunder; provided, that Seller or Guarantor shall deliver such financial statements by no later than 73 days and 60 days, respectively, after the end of such fiscal period in accordance with Sections 14(g)(i)(A)(2) and 14(g)(i)(A)(3) hereof, and to the extent not delivered by such 73rd day or 60th day, as applicable, such failure shall constitute a Default hereunder.”
SECTION 2.    Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
2.1    Delivered Documents. On the Amendment Effective Date, the Purchaser shall have received the following documents, each of which shall be satisfactory to the Purchaser in form and substance:
(a)    this Amendment, executed and delivered by the Purchaser, the Seller and the Guarantor;
(b)    an amendment (or waiver), executed and delivered by all the parties thereto, to that certain Second Amended and Restated Master Repurchase Agreement dated as of November 30, 2017 and effective as of the date specified therein (the “Amended Repurchase Facility”), among the Seller, as seller, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, RMS REO CS, LLC, as REO subsidiary, RMS REO BRC, LLC, as REO subsidiary, Credit Suisse AG, Cayman Islands Branch, as a buyer, Alpine Securitization Ltd, as a buyer, and the Purchaser, as a buyer, as amended by that certain Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement dated as of February 9, 2018 and effective as of February 12, 2018 (the “First Amendment”), as further amended by that certain Amendment No. 2 to Second Amended and Restated Master Repurchase Agreement dated as of March 29, 2018 (the “Second Amendment”, and as further amended by that certain Amendment No. 3 to Second Amended and Restated Master Repurchase Agreement dated as of May 15, 2018 (the “Third Amendment” and, together with the Amended Repurchase Facility, the First Amendment and the Second Amendment, the “Exit Facility Agreement”) permitting the Seller’s or Guarantor’s financial statements, as applicable, for the fiscal period ending (i) March 31, 2018 to be delivered within 75 days of the end of such period and (ii) April 30, 2018 to be delivered within 60 days of the end of such period; and
(c)    such other documents as the Purchaser or counsel to the Purchaser may reasonably request.
SECTION 3.    Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has

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Amendment No. 2 to MRA

occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.
SECTION 4.    Additional Covenant. In the event Seller or Guarantor agrees, in connection with any amendment or waiver referred to in Section 2(b) hereof, to (i) pay any structuring fee, upfront fee or waiver fee (in each case, howsoever described or denominated), (ii) a change in any existing upfront fee or structuring fee (in each case, howsoever described or denominated), or (iii) any change in any existing applicable interest margin (howsoever described or denominated) (and that, in the case of clauses (ii) or (iii), results in an upfront fee, structuring fee or applicable interest margin under the Exit Facility Agreement that is more favorable to Seller’s or Guarantor’s lender than the upfront fee, structuring fee or applicable interest margin (in each case, howsoever described or denominated) in the Program Documents), such waiver fee, such upfront fee, such structuring fee or such applicable interest margin shall be automatically incorporated into the Program Documents as if fully set forth therein without the need of any further action on the part of any party. Any such waiver fee or increase of such upfront fee or structuring fee shall be deemed fully earned and shall be paid by Seller or Guarantor to Purchaser by wire transfer of immediately available funds in accordance with Purchaser’s Wire Instructions on the date so incorporated into the Program Documents.
SECTION 5.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
SECTION 7.    Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Purchaser under the Repurchase Agreement and Pricing Side Letter, as amended hereby.
SECTION 8.    Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement shall remain in full force and effect in accordance with its terms.
SECTION 9.    Termination. This Amendment shall terminate and the amendment herein shall be void if any Exit Facility Agreement lender, term loan lender or other affected party accelerates the debt of Seller or Guarantor, declares an event of default, or exercises any remedies, or takes an action in furtherance of any of the foregoing as a result of the delay in delivery of Guarantor’s or Seller’s financial statements financial statements for the fiscal period ending March 31, 2018.
SECTION 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS

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Amendment No. 2 to MRA

PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

RMS/Barclays
Amendment No. 2 to MRA

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
BARCLAYS BANK PLC, as Purchaser
By: /s/ Joseph O'Doherty
Name: Joseph O'Doherty
Title: Managing Director

Signature Page to Amendment No. 2 to Master Repurchase Agreement

REVERSE MORTGAGE SOLUTIONS, INC., as Seller
By: /s/ Cheryl Collins
Name: Cheryl Collins
Title: SVP

Signature Page to Amendment No. 2 to Master Repurchase Agreement

DITECH HOLDING CORPORATION, as Guarantor
By: /s/ Cheryl Collins
Name:    Cheryl Collins
Title:    SVP & Treasurer

Signature Page to Amendment No. 2 to Master Repurchase Agreement

RMS/Barclays
Amendment No. 2 to MRA